                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /
--------------------------------------------------------------------------------

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               Cognex Corporation
                (Name of Registrant as Specified In Its Charter)

                               Cognex Corporation
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:
--------------------------------------------------------------------------------

                               COGNEX CORPORATION

                      NOTICE OF SPECIAL MEETING IN LIEU OF
                    THE 1996 ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 23, 1996

To the Stockholders:

     A Special Meeting of the Stockholders of COGNEX CORPORATION in lieu of the 1996 Annual Meeting will be held on Tuesday, April 23, 1996, at 10:00 a.m. at the offices of Hutchins, Wheeler & Dittmar, A Professional Corporation, Suite 3100, 101 Federal Street, Boston, Massachusetts, for the following purposes:

          1. To elect a Director to serve for a term of three years, as more fully described in the accompanying Proxy Statement.

          2. To consider and act upon a proposal to amend the Articles of Organization of the Company to increase the number of shares of Common Stock which the Company has the authority to issue from 60,000,000 shares to 120,000,000 shares.

          3. To consider and act upon a proposal to approve amendments of the Cognex Corporation 1993 Stock Option Plan adopted by the Board of Directors, whereby the number of shares reserved for issuance under such plan was increased from 5,000,000 shares of Common Stock to 8,000,000 shares of Common Stock and 1,000,000 of such shares were made available for the issuance of stock awards under the plan.

          4. To consider and act upon any other business which may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 12, 1996, as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                            By order of the Board of Directors

                                            ANTHONY J. MEDAGLIA, JR., Clerk

Natick, Massachusetts
March 30, 1996

                               COGNEX CORPORATION

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cognex Corporation (the "Corporation") for use at the Special Meeting of Stockholders in Lieu of the 1996 Annual Meeting to be held on Tuesday, April 23, 1996, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is March 30, 1996.

     If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Corporation at any time before the proxy is exercised.

     The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The election of the nominee for Director will be decided by plurality vote. The affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding is required to approve the increase in the number of shares of Common Stock which the Corporation has the authority to issue. The affirmative vote of the holders of at least a majority of the shares of Common Stock voting in person or by proxy at this meeting is required to approve the amendments of the 1993 Stock Option Plan. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders other than election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but one does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The Corporation will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Corporation.

     The Corporation's principal executive offices are located at One Vision Drive, Natick, Massachusetts 01760, telephone number (508) 650-3000.

                       RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on March 12, 1996, are entitled to notice of and to vote at the meeting. On that date the Corporation had outstanding and entitled to vote 39,113,229 shares of Common Stock, par value $.002 per share. Each outstanding share of the Corporation's Common Stock entitles the record holder to one vote.

                             ELECTION OF DIRECTORS

     Pursuant to Massachusetts law, the Board of Directors is divided into three classes, with each class as nearly equal in number as possible. One class is elected each year for a term of three years. It is proposed that the nominee listed below, whose term expires at this meeting, be elected to serve a term of three years and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed. The Corporation presently has a Board of Directors of five members.


     The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominee named below. If such nominee should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute as the Board of Directors may recommend. The nominee is not related to any Executive Officer of the Corporation or its subsidiaries.

                                                YEAR FIRST        POSITION WITH THE CORPORATION
                                                ELECTED A            OR PRINCIPAL OCCUPATION
           NAME OF NOMINEE               AGE     DIRECTOR          DURING THE PAST FIVE YEARS
           ---------------               ---    ---------         -----------------------------
NOMINATED FOR A TERM ENDING IN 1999:

Robert J. Shillman....................    49       1981       Since 1981, President, Chief Executive
                                                              Officer and Chairman of the Board of
                                                              the Corporation.
SERVING A TERM ENDING IN 1998:

William Krivsky.......................    66       1985       Since 1994, Principal of Kellogg,
                                                              Krivsky & Buttler, Inc. From 1986 to
                                                              1994, Executive Vice President of Bird
                                                              Corporation, a manufacturer and
                                                              distributor of building materials and
                                                              products and a provider of
                                                              environmental services. Mr. Krivsky
                                                              also serves as a Director of Hitchiner
                                                              Manufacturing Corporation.

Anthony Sun...........................    43       1982       Since 1979, general partner of Venrock
                                                              Associates, a venture capital
                                                              partnership. Mr. Sun also serves as a
                                                              Director of Inference Corp., Komag
                                                              Inc., Stratacom, Inc., Gupta Corp.,
                                                              Conductus Inc. and Photonics Inc.
SERVING A TERM ENDING IN 1997:

Patrick Sansonetti....................    51       1986       Since 1987, Senior Vice President of
                                                              Advent International Corporation, an
                                                              international venture capital firm.
                                                              From 1983 to 1987, general partner of
                                                              Hambrecht & Quist Venture Partners. Mr.
                                                              Sansonetti also serves as a Director of
                                                              Interleaf, Inc.

Reuben Wasserman......................    66       1990       Since 1985, serves as an independent
                                                              business consultant serving
                                                              corporations and venture capital firms.
                                                              Prior to 1985 was Vice President of
                                                              Strategic Planning for Gould Inc. Also,
                                                              a director of AMR, Inc., Astea
                                                              International, Mitech Corp., Fastech
                                                              Integration Inc., and Board Advisor to
                                                              Andover Controls Corp. and Pacer
                                                              Electronics

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During fiscal 1995, there were five meetings of the Board of Directors of the Corporation. All of the Directors attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by committees of the Board of Directors on which they served. The Board of Directors does not have a nominating committee. Each non-employee Director received compensa-tion in the amount of $1,850 for each fiscal quarter. Each non-employee Director who served on a committee of the Board of Directors in 1995 received an annual fee of $2,000 per committee on which he served. In addition to such fees, the Corporation paid: $16,685 to Mr. Wasserman for reimbursement of travel expenses and payment for consulting fees; $7,351 to Mr. Sun as reimbursement for travel expenses; and $1,325 to Mr. Krivsky as reimbursement for travel expenses.

     The Board of Directors has a Compensation/Stock Option Committee whose members are Patrick Sansonetti, Reuben Wasserman and Anthony Sun, Chairman. The Compensation/Stock Option Committee determines the compensation to be paid to key officers of the Corporation and administers the Corporation's Stock Option Plans. The Compensation/Stock Option Committee met on a total of five occasions in 1995.

     The Corporation also has an Audit Committee whose present members are Reuben Wasserman and William Krivsky, Chairman. The Audit Committee reviews with the Corporation's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. During fiscal 1995 there were two meetings of the Audit Committee.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table shows as of February 25, 1996, any person who is known by the Corporation to be the beneficial owner of more than five percent of any class of voting securities of the Corporation. For purposes of this Proxy
Statement, beneficial ownership is defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and means generally the power to vote or dispose of the securities, regardless of any economic interest therein.

                                                                        AMOUNT AND
                                                                        NATURE OF
NAME AND ADDRESS                                                        BENEFICIAL     PERCENT OF
OF BENEFICIAL OWNER                                                     OWNERSHIP        CLASS
-------------------                                                     ----------     ----------
Robert J. Shillman....................................................  7,154,052 (1)     18.2%
Cognex Corporation
One Vision Drive
Natick, MA 01760

Pilgrim Baxter & Associates, Ltd......................................  3,294,000 (2)      8.4%
1255 Drummers Lane
Suite 300
Wayne, PA 19087

Nicholas-Applegate....................................................  2,416,000 (2)      6.2%
600 W. Broadway, Suite 2900
San Diego, CA 92101

---------------

(1) Includes 3,000,000 shares held by the Robert J. Shillman 1990 Irrevocable Trust, and 200 shares held by Mr. Shillman's wife. Mr. Shillman disclaims beneficial ownership of such shares. Includes also 184,000 shares which Mr. Shillman has the right to acquire upon the exercise of outstanding options exercisable currently or within 60 days.

(2) According to Schedule 13G filed for the period ended December 31, 1995.


                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS


     The following information is furnished as of February 25, 1996, with respect to Common Stock of the Corporation beneficially owned within the meaning of Rule 13d-3 by all Directors of the Corporation and nominees, and by all Directors and Executive Officers of the Corporation as a group. Unless otherwise indicated, the individuals named held sole voting and investment power over the shares listed below.

                                                                   AMOUNT
                                                                     AND
                                                                  NATURE OF             PERCENT
                                                                  BENEFICIAL            OF
NAME                                                              OWNERSHIP             CLASS
----                                                              ---------             ----
Robert J. Shillman.............................................   7,154,052(1)(2)       18.2%
Anthony Sun....................................................     182,288(1)             *
Patrick Sansonetti.............................................      56,000(1)             *
Reuben Wasserman...............................................      17,000(1)             *
William Krivsky................................................      32,522(1)             *
Patrick Alias..................................................      56,000(1)             *
Richard Snyder.................................................      56,000(1)             *
John J. Rogers, Jr. ...........................................      55,000(1)             *
All Directors and Executive Officers as a group (8 persons)....   7,608,862(1)(3)       19.2%

---------------

  * Less than 1%

(1) Includes the following shares which the specified individual has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days: Mr. Shillman, 184,000 shares; Mr. Sun, 100,000 shares; Mr. Sansonetti, 56,000 shares; Mr. Rogers, 55,000 shares; Mr. Wasserman, 17,000 shares; Mr. Snyder, 56,000 shares; and Mr. Alias, 56,000 shares.

(2) See Footnote (1) under "Principal Holders of Voting Securities".

(3) Includes 524,000 shares which certain Directors and Executive Officers have the right to acquire upon the exercise of outstanding options, exercisable presently or within 60 days.


     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 6 shall not be incorporated by reference into any such filing.

                   COMPENSATION/STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Corporation's executive compensation program is administered by the Compensation/Stock Option Committee (the "Committee"), which determines executive officer compensation annually. The Committee is composed of independent directors who are not employees of the Corporation and its determinations with respect to compensation for a fiscal year are made at the beginning of the fiscal year.

     In its deliberations, the Committee considers (i) the levels of responsibility associated with each executive's position, (ii) the past performance of the individual executive, (iii) the extent to which any individual, departmental or Corporation-wide goals have been met, (iv) the overall competitive environment and the level of compensation necessary to attract and retain talented and motivated individuals in key positions, and (v) the recommendations of appropriate officers of the Corporation.

     The Corporation's compensation program utilizes a combination of base salaries, annual bonuses and stock option awards.

     In determining the base salaries paid to the Corporation's executive officers for the year ended December 31, 1995, the Committee considered, in particular, their levels of responsibility, salary increases awarded in the past, and the executive's experience and potential.

     The Committee views annual bonuses as a vehicle for rewarding executives for meeting performance objectives. The Committee establishes individual and corporate performance targets each year. Executive officers are eligible to receive annual cash bonuses upon achievement of such pre-determined performance targets. The annual bonuses for the fiscal year ended December 31, 1995 reflect the achievement of pre-determined targets related to the Corporation's operating income, other Company metrics, and individual goals.

     The Corporation's stock option program is intended to reward the participating executives for their efforts in building shareholder value and improving corporate performance over the long term. The stock option program also promotes the retention of talented executives. In determining the number of options granted to executive officers, the Committee takes into consideration options granted to such executives in previous years and the potential value which may be realized upon exercise of the options as a result of appreciation of the Corporation's stock during the option term.

     In 1993 the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the new tax law, certain requirements must be met, including approval of the performance measures by the stockholders. The Committee intends to consider ways to maximize deductibility of executive compensation, while retaining the discretion the Committee considers appropriate to compensate executive officers at levels commensurate with their responsibilities and achievements.

COMPENSATION OF ROBERT J. SHILLMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN

     The Committee established the compensation of Robert J. Shillman, the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation for the fiscal year ended December 31, 1995, using the same criteria that were used to determine the compensation of other executive officers as described above. Mr. Shillman's base compensation was increased approximately 4% in general recognition of his level of responsibility and his individual efforts for the benefit of the Corporation. Mr. Shillman's annual bonus of $247,936, for the fiscal year ended December 31, 1995, was based upon the achievement by the Corporation of pre-determined targets with respect to operating income and is intended to reward Mr. Shillman for his role in the achievement of that objective. It should be noted that the Corporation's operating income for the year ended December 31, 1995 increased 59% over operating income for the year ended December 31, 1994.

     The foregoing report has been approved by all members of the Committee.

                                        COMPENSATION/STOCK OPTION COMMITTEE

                                        Patrick J. Sansonetti
                                        Anthony Sun, Chairman
                                        Reuben Wasserman

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS

                    PERFORMANCE GRAPH FOR COGNEX CORPORATION

                                   [GRAPH]

                                                                        NASDAQ
                                                     NASDAQ          COMPUTER AND
  MEASUREMENT PERIOD                COGNEX        STOCK MARKET      DATA PROCESSING
(FISCAL YEAR COVERED)            CORPORATION     (US COMPANIES)         STOCKS
      12/31/90                      100.00           100.00              100.00
      12/31/91                       169.8            160.5              201.5
      12/31/92                       136.2            186.9              216.8
      12/31/93                       203.4            214.5              229.5
      12/30/94                       355.2            209.7              278.6
      12/29/95                       958.6            296.5              425.1

NOTES

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/90.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Messrs. Sansonetti, Wasserman and Sun served as members of the Compensation/Stock Option Committee during fiscal 1995. They were neither officers nor employees of the Corporation or any of its subsidiaries during fiscal 1995.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to the Corporation's Chief Executive Officer and each of the Corporation's
Executive Officers whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Corporation and its subsidiaries for the Corporation's three fiscal years ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM
                                                                       COMPENSATION
                                                    ANNUAL                AWARDS
                                                 COMPENSATION          -------------
            NAME AND                        ----------------------     STOCK OPTIONS        ALL OTHER
       PRINCIPAL POSITION          YEAR     SALARY(1)     BONUS(1)       (SHARES)        COMPENSATION(2)
       ------------------          ----     ---------     --------     -------------     ---------------
Robert J. Shillman..............   1995     $ 188,842     $247,936(3)           0            $   870
President & CEO                    1994       181,539      211,682              0                903
                                   1993       178,096      197,750        640,000              1,079

Patrick Alias...................   1995     $ 183,789     $179,849(3)           0            $ 1,111
Executive Vice                     1994       176,635      168,893              0                903
President, Sales and Marketing     1993       173,096      139,670        480,000              1,044

Richard Snyder..................   1995     $ 183,789     $148,350(3)           0            $ 1,440
Executive Vice                     1994       176,635       85,848              0              1,495
President, Operations              1993       173,096       69,460        480,000              1,728

John J. Rogers, Jr..............   1995     $ 128,077     $ 45,000        100,000            $   271
Chief Financial Officer,           1994        98,216       55,250        100,000                205
Executive Vice President,          1993        91,790       33,000        200,000                179
Treasurer

---------------

(1) Salary and bonus amounts are presented in the year earned. The payment of such amounts may have occurred in other years.

(2) Amounts included are for insurance premiums paid by the Corporation for the benefit of the named Executive Officer.

(3) The 1995 earned bonuses of Mr. Shillman, Mr. Alias and Mr. Snyder consisted of cash of $110,000, $76,000 and $76,000, respectively and a restricted common stock grant of 5,220, 3,930 and 2,738 shares, respectively. The restricted stock award carries a two year restriction period during which the shares may not be sold or otherwise transferred.


                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants in fiscal 1995 to the named Executive Officers. Pursuant to applicable regulations of the Securities and Exchange Commission, the following table also sets forth the hypothetical value which might be realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from date of grant to the end of the option terms.

                                  INDIVIDUAL GRANTS
                            -----------------------------
                                        PERCENTAGE
                                         OF TOTAL                                    POTENTIAL REALIZABLE
                                         OPTIONS                                   VALUE AT ASSUMED ANNUAL
                             NUMBER OF  GRANTED TO    EXERCISE                      RATES OF STOCK PRICE
                            SECURITIES  EMPLOYEES     OR BASE                      APPRECIATION FOR OPTION
                            UNDERLYING     IN          PRICE                               TERM(1)
                            OPTIONS       FISCAL       (PER       EXPIRATION      -------------------------
           NAME             GRANTED       1995         SHARE)        DATE              5%            10%
           ----             -------       -----       -------     --------             --            ---
John J. Rogers, Jr........  100,000(2)    6.72%       $32.438     11/14/05         $2,040,008     $5,169,782
Chief Financial Officer,
Executive Vice President,
Treasurer

---------------

(1) These values are based on assumed rates of appreciation only. Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Corporation's Common Stock. There can be no assurance that the values reflected in this table will be achieved.

(2) Options have a ten year term and vest at the rate of 25% per year over a four year period commencing on January 5, 1998.


                      AGGREGATED OPTION EXERCISES IN LAST
                     FISCAL YEAR AND 12/31/95 OPTION VALUES

     The following table provides information on option exercises and on the value of the named Executive Officers' unexercised options at December 31, 1995.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                            SHARES                          OPTIONS AT 12/31/95            OPTIONS AT 12/31/95(1)
                           ACQUIRED         VALUE       ----------------------------    ----------------------------
         NAME             ON EXERCISE    REALIZED(2)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
         ----             -----------    -----------    -----------    -------------    -----------    -------------
Robert J. Shillman.....     120,000      $ 2,482,440       56,000         684,000       $ 1,610,000     $ 19,208,700
  President & CEO

Patrick Alias..........     232,000      $ 4,212,398       20,000         528,000       $   633,740     $ 14,814,960
  Executive Vice
  President,
  Sales and Marketing

Richard Snyder.........     232,000      $ 4,136,416            0         548,000       $         0     $ 15,448,700
  Executive Vice
  President, Operations

John J. Rogers, Jr.....      20,000      $   412,490       45,000         410,000       $ 1,262,165     $  8,550,200
  Chief Financial
  Officer, Executive
  Vice President,
  Treasurer

---------------

(1) Value of unexercised stock options represents difference between the exercise prices of the stock options and the closing price of the Corporation's Common Stock on NASDAQ National Market System on December 31, 1995.

(2) Value realized on exercise represents difference between the exercise prices of the stock options and the trading price of the Corporation's Common Stock on NASDAQ National Market System on the date of exercise.


          PROPOSED AMENDMENT INCREASING THE NUMBER OF SHARES OF COMMON
  STOCK WHICH THE COMPANY HAS THE AUTHORITY TO ISSUE FROM 60,000,000 SHARES TO
                                  120,000,000

     On February 25, 1996, the Board of Directors adopted the following resolution:

     RESOLVED: That this Board of Directors deems it advisable that the Articles of Organization of this corporation be amended so as to increase the total number of shares of Common Stock which this corporation shall have authority to issue from 60,000,000 shares, with a par value of $.002 per share, to 120,000,000 shares, with a par value of $.002 per share.

     The Board of Directors also directed that the proposed amendment be submitted for action at the Special Meeting of Stockholders in Lieu of the 1996 Annual Meeting to be held on April 23, 1996.

     Increase in Number of Shares of Common Stock. If approved by the stockholders, the amendment will authorize the Company to issue an additional 60,000,000 shares of the Company's Common Stock, par value $.002 per share. As of February 25, 1996, there were 60,000,000 shares of Common Stock authorized, of which 39,111,725 shares were outstanding, 8,137,932 were available for issuance pursuant to the Company's stock option plans, and 513,185 shares were available for issuance pursuant to the Company's Employee Stock Purchase Plan. The Board of Directors is empowered under the Articles of Organization of the Company to issue shares of authorized stock without further stockholder approval. The holders of the Company's Common Stock do not have preemptive rights.

     Appraisal Rights in Respect of the Proposed Amendment. Under the applicable provisions of the Massachusetts Business Corporation Law, the Company's stockholders have no appraisal rights with respect to the proposed amendment.

     Recommendations of the Board of Directors. As of February 25, 1996, there were 12,237,158 shares available for issuance and not otherwise reserved of the Company's Common Stock. Accordingly, the Board of Directors believes that the number of authorized shares of Common Stock should be increased by 60,000,000 to provide sufficient shares for use for such corporate purposes as may be determined advisable by the Board of Directors, without further action or authorization by the stockholders. Such corporate purposes might include the acquisition of capital funds through the sale of stock, the acquisition of other corporations or properties, or the declaration of stock dividends in the nature of a stock split. There are no current plans, agreements, arrangements, or understandings with respect to the issuance of any of the shares of Common Stock which would be authorized by the amendment; however, the Board of Directors believes that the availability of shares would afford the Company flexibility in considering and implementing any of the corporate transactions enumerated above. Accordingly, the Board of Directors recommends a vote for the proposed amendment.

                APPROVAL OF AMENDMENTS OF THE COGNEX CORPORATION
                             1993 STOCK OPTION PLAN

     There will be presented at the meeting a proposal to approve amendments of the Cognex Corporation 1993 Stock Option Plan (the "Plan") which were adopted by the Board of Directors of the Corporation on November 14, 1995 and February 25, 1996. The Plan provides for the granting of incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of the Code. The amendments permit the granting of stock awards under the Plan and increase the number of shares reserved for issuance under the Plan, from 5,000,000 shares of Common Stock to 8,000,000 shares of Common Stock, of which 1,000,000 shares are available for stock awards.

     The Plan is intended to encourage ownership of the stock of the Corporation by key employees of, and other key individuals engaged to provide services to, the Corporation and its subsidiaries, to induce qualified personnel to enter and remain in the employ of, or otherwise provide services to, the Corporation or its subsidiaries and provide additional incentive for optionees to promote the success of its business. The Plan is administered by a Committee (the "Committee"), consisting of two or more members of the Corporation's Board of Directors, each of whom is a disinterested person as defined in Rule 16b-3, promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). The members of the Committee are appointed by the Board of Directors and the Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office, and may fill vacancies on the Committee, however caused. The present members of the Committee are Patrick Sansonetti, Reuben Wasserman and Anthony Sun, Chairman, and their address is c/o Cognex Corporation, One Vision Drive, Natick, Massachusetts 01760.

     Under the Plan as amended, the Committee may grant stock awards to employees of and other key individuals engaged to provide services to the Corporation and its subsidiaries. A stock award may be made in stock, or denominated in stock subject to final settlement in cash or stock. Each stock award granted shall be subject to such terms and conditions as the Committee, in its sole discretion, shall determine and establish. These may include, but are not limited to, establishing a holding period during which stock issued pursuant to an award may not be transferred, requiring forfeiture of the stock award because of termination of employment or failure to achieve specific objectives, such as measures of individual business unit or company performance, including stock price appreciation. The Committee may provide that the stock award earn dividends or dividend equivalents, which may be paid currently or may be deferred in payment, including reinvestment in additional shares covered by the applicable stock award, all on such terms and conditions as the Committee shall deem appropriate. The recipient of a stock award must execute an award agreement in such form as the Committee determines. The award agreement may require that for any or some of the shares issued, the awardee must pay a minimum consideration, whether in cash, property or services, as may be required by applicable law or by the Committee. A stock award may be granted singly or in combination or in tandem with another stock award or stock option. A stock award may also be granted as the payment form in settlement of a grant or right under any other employee benefit plan or compensation plan, including the plan of an acquired entity. Directors who are not otherwise employees of the Corporation or a subsidiary shall not be eligible to receive stock awards under the Plan. No award granted under the Plan is assignable or transferable otherwise than by will or laws of descent and distribution.

     The amendments also increased the number of shares reserved for issuance under the Plan from 5,000,000 shares of Common Stock to 8,000,000 shares of Common Stock, of which a maximum of 1,000,000 shares of Common Stock is available for stock awards under the Plan. The maximum number of shares of the Corporation's Common Stock for which options and awards may be granted under the Plan is subject to adjustments for capital changes. Shares issued under the Plan may be authorized but unissued shares of

Common Stock or shares of Common Stock held in the treasury. At November 15, 1995, options for the purchase of 4,719,914 shares of Common Stock were outstanding under the Plan.

     Set forth below is a summary of other principal provisions of the Plan, a copy of which may be obtained from the Clerk of the Corporation upon request. The Board of Directors recommends that the stockholders approve the amendments of the Plan. The affirmative vote of the holders of at least a majority of the Common Stock voting in person or by proxy at the meeting will be required for approval of the amendments of the Plan.

     Options. The Plan provides that options designated as incentive stock options may be granted only to officers and key employees of the Corporation or any subsidiary. Options designated as non-qualified options may be granted to officers, key employees and other key individuals engaged to provide services to the Corporation or any of its subsidiaries. Directors who are not otherwise employees of the Corporation or a subsidiary are not eligible to be granted an option under the Plan.

     In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Committee takes into account the position and responsibilities of the individual being considered, the nature and value to the Corporation or its subsidiaries of the individual's service and accomplishments, his or her present and potential contribution to the success of the Corporation or its subsidiaries and such other factors as the Committee deems relevant.

     The maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Corporation shall not exceed 500,000, taking into account shares granted during such taxable period under options that have terminated.

     Terms and Provisions of Options. Options granted under the Plan are exercisable at such times and during such period as is set forth in the option agreement, but no incentive stock option granted under the Plan can have a term in excess of 10 years from the date of grant, and no non-qualified stock option granted under the Plan can have a term in excess of 15 years from the date of grant. The option agreement may contain such provisions and conditions as may be determined by the Committee. The option exercise price for options designated as non-qualified stock options granted under the Plan is determined by the Committee. The option exercise price for incentive stock options granted under the Plan shall be no less than fair market value of the Common Stock of the Corporation at the time the option is granted. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or shares of Common Stock of the Corporation owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or any combination thereof provided however that the payment of the exercise price by delivery of shares of Common Stock of the Corporation owned by the optionee may be made only if the payment does not result in a charge to earnings for financial accounting purposes, as determined by the Committee.

     The right of any optionee to exercise an option granted under the Plan is not assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him or her.

     An option granted to any employee optionee who ceases to be an employee of the Corporation or one of its subsidiaries shall terminate on the seventh business day after the date such optionee ceases to be an employee of the Corporation or one of its subsidiaries. If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such an option will terminate immediately on the date the optionee ceases to be an employee of the Corporation or one of its subsidiaries. If such termination of employment is because the optionee has become permanently disabled, the option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee. In the event of the death of the optionee, the option shall terminate on the last day of the twelfth month from the date of death. In no event shall an option be exercisable after the date upon which it expires by its terms. The Committee has the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the optionee's employment had occurred.

     An option granted to an employee optionee who ceases to be an employee of the Corporation or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Corporation or one of its subsidiaries. In the event of the death of any optionee, the option granted to such optionee may be exercised by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

     Recapitalization; Reorganization; Change and Control. The Plan provides that the number and kind of shares as to which options or stock awards may be granted thereunder and as to which outstanding options or awards then unexercised shall be exercisable shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock. In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any sale or conveyance to another entity of all or substantially all of the property and assets of the Corporation or a Change in Control as defined in the Plan, the purchaser of the Corporation's assets or stock may deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Corporation as a result of the sale, conveyance or Change in Control or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise has been made prior to such sale, conveyance or Change in Control, less the option price therefor.

     The Committee shall also have the power to accelerate the exercisability of any options, notwithstanding any limitations in the Plan or in the option agreement, upon such a sale, conveyance or Change in Control. Upon such a sale, conveyance or a Change of Control the Committee may, in its sole discretion, amend any award agreement issued under the Plan in such manner as it deems appropriate, including without limitation, by amendments that advance the dates upon which any or all outstanding awards shall become free of restrictions or shall become issued or payable, or that advance the dates upon which any or all outstanding awards shall terminate. Change in Control is defined in the Plan as having occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time own less than 50% of the then outstanding Common Stock of the Corporation, shall acquire such additional shares of the Corporation's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own 50% or more of the Corporation's Common Stock outstanding.

     Upon dissolution or liquidation of the Corporation, all options granted under the Plan shall terminate, but each optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable. The Committee shall have the right to accelerate the vesting of any award or take such other action with respect thereto as the Committee shall in its sole discretion determine in the event of any contemplated dissolution or liquidation of the Company.

     Termination and Amendment. Unless sooner terminated, the Plan shall terminate ten (10) years from December 14, 1993, the date upon which it was adopted by the Board of Directors. The Board of Directors may at any time terminate the Plan or make such modification or amendment as it deems advisable; provided however that the Board of Directors may not, without stockholder approval, increase the maximum number of shares for which options or awards may be granted or change the designation of the class of persons eligible to receive options or awards under the Plan or make any other change in the Plan which requires stockholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the 1934 Act. The Committee may terminate, amend or modify any outstanding option or award without the consent of the option or award holder, provided, however, that, without the consent of the optionee, the Committee shall not change the number of shares subject to an option nor the exercise price thereof, nor extend the term of such option.

                       TAX EFFECTS OF PLAN PARTICIPATION

     Options granted under the 1993 Plan are intended to be either incentive stock options, as defined in Section 422 of the Code, or nonqualified stock options.

     Incentive Stock Options. Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. The optionee's basis in the stock will be equal to the exercise price. If the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price and the amount received for such shares upon disposition.

     In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income to the extent the fair market value of the stock at the time of exercise exceeds the exercise price. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and his basis in the stock.

     For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income for alternative minimum tax purposes. If the alternative minimum tax applies to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

     The Company will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. Upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

     Under proposed regulations issued by the Internal Revenue Service, the exercise of an option with previously acquired stock of the Company will be treated as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and, except, as provided below, the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all of the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance will also be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

     Nonqualified Stock Options. As in the case of incentive stock options, no income is recognized by the optionee on the grant of a nonqualified stock option. On the exercise by an optionee of a nonqualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) deductible for income tax purposes by the Company.

     The Internal Revenue Service will treat the exercise of a nonqualified stock option with already owned stock of the Company as two transactions. First, there will be a tax-free exchange of the old shares for a like amount of new shares under Section 1036 of the Code, with the new shares retaining the basis and holding periods of the old shares. Second, the issuance of additional new shares (representing the spread between the fair market value of all the new shares and the option price) is taxable to the employee as ordinary income under
Section 83 of the Code, as is the case with any nonqualified option. The new shares will have a basis equal to the spread between the fair market value of the new shares and the option price.

     The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income he had to recognize with respect to the nonqualified stock option. Accordingly, upon a subsequent disposition of stock acquired upon the exercise of a nonqualified stock option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and his basis in the stock.

     Stock Awards. The grant of stock to an employee pursuant to a stock award will be taxable to the employee as ordinary income in the year of grant in an amount equal to the fair market value of the stock. The Company will have a deduction equal to the amount included by the employee in income. The employee's basis in the awarded stock will be equal to its fair market value. In the event that the stock received under the stock award is subject to a substantial risk of forfeiture, the employee's receipt of the stock will not be a taxable event to the employee. Rather, upon the lapse of the substantial risk of forfeiture, the employee will be taxable on the then difference between the fair market value of the stock and his or her basis in the stock at ordinary income tax rates. Upon the receipt of stock pursuant to the stock award that is subject to a substantial risk of forfeiture, the employee may file an election with the Internal Revenue Service to be taxable immediately as if there were no risk of forfeiture. The employee's basis in stock subject to a substantial risk of forfeiture for which the election described above does not apply, will be equal to the amount, if any, paid for the stock.


                               NEW PLAN BENEFITS

     It is not possible to state the persons who will receive options or awards under the 1993 Plan in the future, nor the amount of options or awards which will be granted thereunder. The following table provides information with respect to options granted since the beginning of fiscal 1995 under the 1993
Plan and anticipated awards thereunder. See "Approval of Amendments of the Cognex Corporation 1993 Stock Option Plan" for a description of the options and awards which are provided for under the 1993 Plan.

                                                                          1993 PLAN
                                                       -----------------------------------------------
                  NAME AND POSITION                    DOLLAR VALUE     STOCK OPTIONS     STOCK AWARDS
                  -----------------                    ------------     -------------     ------------
Robert Shillman......................................       (1)                   0            5,220
President & CEO
Patrick Alias........................................       (1)                   0            3,930
  Executive Vice President, Sales and Marketing
Richard Snyder.......................................       (1)                   0            2,738
  Executive Vice President, Operations
John J. Rogers, Jr...................................       (1)             100,000(2)             0
  Chief Financial Officer, Executive Vice President,
  Treasurer
All Executive Officers as a Group....................       (1)             100,000(2)
All Non-Executive Officer Directors..................       (1)                   0                0
Employees as a Group (excluding Executive
  Officers)..........................................       (1)           1,525,474(3)             0

---------------

(1) The dollar value of the options is equal to the difference between the exercise price of the options granted and the fair market value of the Company's Common Stock at the date of exercise. The dollar value of stock awards is equal to the fair market value of the stock awarded.

(2) Granted November 14, 1995, at an exercise price of $32.438 per share, the average of the high and low stock price of the Common Stock on the business day immediately preceding the grant date.

(3) Since January 1, 1995, options for the purchase of the aggregate of 1,525,474 shares have been granted at a weighted average exercise price of $22.00 per share.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Coopers & Lybrand L.L.P. as independent auditors to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ended December 31, 1995.

     A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions. The engagement of Coopers & Lybrand L.L.P. was approved by the Board of Directors at the recommendation of the Audit Committee of the Board of Directors.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons owning more than 10% of the outstanding Common Stock of the Corporation to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% holders of Common Stock are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Corporation believes that during the year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, Directors and owners of greater than 10% of its Common Stock were complied with except that, through inadvertence, three reports relating in the aggregate to twelve transactions by William Krivsky were not reported on a timely basis.

                          DEADLINES FOR SUBMISSION OF
                             STOCKHOLDER PROPOSALS

     Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Corporation's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 1997 must be received at the Corporation's principal executive offices in Natick, Massachusetts on or before November 27, 1996. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

     In addition to the Securities and Exchange Commission requirements regarding stockholder proposals, the Corporation's By-Laws contain provisions regarding matters to be brought before stockholder meetings. If stockholder proposals, including proposals regarding the election of Directors, are to be considered at the 1997 Annual Meeting, notice of them whether or not they are included in the Corporation's proxy statement and form of proxy, must be given by personal delivery or by United States mail, postage prepaid, to the Clerk of the Corporation on or before February 7, 1997.

                                 OTHER MATTERS

     Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

     The cost of this solicitation will be borne by the Corporation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Corporation.

                                  10-K REPORT

     THE CORPORATION WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE CORPORATION'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO JOHN J. ROGERS, JR., COGNEX CORPORATION, ONE VISION DRIVE, NATICK, MASSACHUSETTS 01760.

                                 VOTING PROXIES

     The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

                                       By order of the Board of Directors

                                       ANTHONY J. MEDAGLIA, JR., Clerk

Natick, Massachusetts
March 30, 1996

                                   COGNEX CORPORATION
P                              SPECIAL MEETING IN LIEU OF
R                         1996 ANNUAL MEETING OF STOCKHOLDERS
O                                    April 23, 1996
X
Y           The undersigned hereby appoints Robert J. Shillman and Anthony J.
    Medaglia, Jr., and each of them, with full power of substitution, proxies to represent the undersigned at a Special Meeting in Lieu of the 1996 Annual Meeting of Stockholders of COGNEX CORPORATION to be held April 23, 1996 at 10:00 a.m. at the offices of Hutchins, Wheeler & Dittmar. A Professional Corporation, 101 Federal Street, Suite 3100, Boston, Massachusetts, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of COGNEX CORPORATION standing in the name of the undersigned upon such business as may properly come before the meeting, including the following as set forth on the reverse side.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                  DETACH HERE

       Please mark
[ X ]  votes as in
       this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND FOR PROPOSALS 2 AND 3.

1. Election of Director

NOMINEE:  Robert J. Shillman

             FOR           WITHHELD
            [   ]           [   ]            MARK HERE
                                            IF YOU PLAN  [   ]
                                             TO ATTEND
                                            THE MEETING

                                             MARK HERE
                                            FOR ADDRESS  [   ]
                                             CHANGE AND
                                             NOTE BELOW



2.  Proposal to approve an amendment              FOR       AGAINST      ABSTAIN
    of the Articles of Organization of           [   ]       [   ]        [   ]
    Cognex Corporation to increase the
    number of authorized shares of common
    stock from 60,000,000 shares to
    120,000,000 shares.

3.  Proposal to approve amendments of             FOR       AGAINST      ABSTAIN
    the Cognex Corporation 1993 Stock            [   ]       [   ]        [   ]
    Option Plan adopted by the Board of
    Directors, whereby the number of shares
    reserved for issuance under such plan
    increased from 5,000,000 shares of
    Common Stock to 8,000,000 shares of
    Common Stock and 1,000,000 of such
    shares were made available for the
    issuance of stock awards under the plan.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: __________________________________________ Date: ____________________

Signature: __________________________________________ Date: ____________________

                               COGNEX CORPORATION
                             1993 STOCK OPTION PLAN

                          As Amended November 14, 1995
                              and February 25, 1996

         1.       Purpose of the Plan.

         This stock option and stock award plan (the "Plan") is intended to encourage ownership of the stock of Cognex Corporation (the "Company") by key employees of, and other key individuals engaged to provide services to, the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of, or otherwise provide services to, the Company or its subsidiaries and to provide additional incentive for optionees to promote the success of its business.

         2.       Stock Subject to the Plan.

         (a) The total number of shares of the authorized but unissued or Treasury shares of the common stock, $.002 par value, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 8,000,000 shares, subject to adjustment as provided in Section 12 hereof. In addition, a maximum of 1,000,000 shares of authorized but unissued or Treasury shares of Common Stock, subject to adjustment as provided in Section 12 hereof, shall be available for stock awards under the Plan. The payment of stock dividends and dividend equivalents settled in Common Stock in connection with outstanding awards shall not be counted against the shares available for issuance under the Plan.

         (b) If an option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan. To the extent that any stock award shall lapse, terminate, expire or otherwise be cancelled without the issuance of shares of Common Stock, or to the extent any stock award is settled in cash, the shares of Common Stock covered by such grant shall again be available for the granting of stock awards under the Plan. The provisions of this Section 2(b) shall apply only to the extent permitted under rules promulgated by the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act of 1934, and in the event of any conflict with such rules, the requirements imposed by the Securities and Exchange Commission including those requirements which are a prerequisite for exemptive relief under Section 16 shall control.

         (c) Stock issuable upon exercise of an option granted under the Plan or issuable as a stock award under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee (as defined below).

         3. Administration of the Plan. The Plan shall be administered by a committee consisting of two or more members of the Company's Board of Directors, each of whom is a disinterested person as defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). Such committee shall be known as the "Stock Option/Award Committee" (the "Committee"). The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

         4.       Type of Options.

         Options granted pursuant to the Plan shall be authorized by action of the Committee and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Committee.

         4A.      Stock Awards.

         (a) The Committee may grant, subject to the limitation on the number of shares of Common Stock available under Section 2 hereof, stock awards to employees of and other key individuals engaged to provide services to the Company and its subsidiaries. A stock award may be made in stock or denominated in stock subject to final settlement in cash or stock. Each stock award granted shall be subject to such terms and conditions as the Committee, in its sole discretion, shall determine and establish. These may include, but are not limited to establishing a holding period during which stock issued pursuant to an award may not be transferred, requiring forfeiture of the stock award because of termination of employment or failure to achieve specific objectives such as measures of individual, business unit or Company performance, including stock price appreciation. In determining a person's eligibility to be granted an award, as well as in determining the number of shares to be awarded to any person, the Committee shall take into account the person's position and responsibilities, the nature and value to the Company or its subsidiaries of such person's service and accomplishments, such person's present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

         (b) The Committee may provide that a stock award earn dividends or dividend equivalents, which may be paid currently or may be deferred in payment, including reinvestment in additional shares covered by the applicable stock award, all on such terms and conditions as the Committee shall deem appropriate.

         (c) The Committee shall require that for any stock award to be effective, the recipient of the award shall execute an Award Agreement at such time and in such form as the Committee shall determine. Any Award Agreement may require that for any or some of the shares issued, the awardee must pay a minimum consideration, whether in cash, property or services, as may be required by applicable law or the Committee, as the Committee shall determine.

         (d) A stock award may be granted singly or in combination or in tandem with another stock award or stock option. A stock award may also be granted as the payment form in settlement of a grant or right under any other Company employee benefit or compensation plan, including the plan of an acquired entity.

         (e) Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to receive stock awards pursuant to the Plan.

         (f) No award granted to any person under the Plan shall be assignable or transferable otherwise than by will or the laws of descent and distribution. Any award granted under the Plan shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such award.

         5.       Eligibility for the Grant of Options.

         Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Options designated as non-qualified options may be granted to officers, key employees and other key individuals engaged to provide services to the Company or any of its subsidiaries.

         Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted an option pursuant to the Plan.

         In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Committee shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

         No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of
Section 7 hereof shall apply.

         The maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 250,000, taking into account shares granted during such taxable period under options that have terminated.

         6.       Option Agreement.

         Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the

Committee.  More than one option may be granted to an individual.

         7.       Option Price.

         The option price or prices of shares of the Company's Common Stock for options designated as non-qualified stock options shall be determined by the Committee, but in no event shall the option price of a non-qualified stock option be less than the par value of such Common Stock at the time the option is granted. The option price or prices of shares of the Company's Common Stock for incentive stock options shall be no less than the fair market value of such Common Stock at the time the option is granted as determined by the Committee in accordance with Section 422 of the Code and the Regulations promulgated thereunder.

         8.       Manner of Payment; Manner of Exercise.

         (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee in accordance with Section 7 hereof. With the consent of the Committee, payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the

Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after fifteen (15) but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

         9.       Exercise of Options.

         Each option granted under the Plan shall, subject to Section 10(b) and
Section 12 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no incentive stock option granted under the Plan shall have a term in excess of ten (10) years from the date of grant, and no non-qualified stock option granted under the Plan shall have a term in excess of fifteen (15) years from the date of grant.

         To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than two hundred fifty (250) full shares of Common Stock.

         10.      Term of Options; Exercisability.

         (a)      Term.

                  (1) Each incentive stock option shall expire not more than ten
(10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided. Each non-qualified stock option shall expire not more than fifteen (15) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

                  (2) Except as otherwise provided in this Section 10, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate on the seventh business day after the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

                  (3) If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such option will terminate immediately on the date the optionee ceases to be an employee of the Company or one of its subsidiaries.

                  (4) If such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.

                  (5) In the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

                  (6) Notwithstanding subparagraphs (2), (3), (4) and (5) above, the Committee shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the optionee's employment had occurred.

         (b)      Exercisability.

                  (1) An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

                  (2) In the event of the death of any optionee, the option granted to such optionee may be exercised by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

         11.      Options Not Transferable.

         The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him or her. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, except as provided above with respect to non-qualified stock options, trustee process or similar process, whether legal or equitable, upon such option.

         12.      Recapitalizations, Reorganizations and the Like.

         (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options and stock awards may be granted under the Plan and as to which outstanding options or awards or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee or award recipient shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

         (b) In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Committee of the Company, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of
Section 7 hereof. The Committee shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under
Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options. To the extent permitted by law, upon such a sale, conveyance or a Change of Control the Committee may, in its sole discretion, amend any Award Agreement issued under the Plan in such manner as it deems appropriate, including without limitation, by amendmentsthat advance the dates upon which any or all outstanding awards shall become free of restrictions or shall become issued or payable, or that advance the dates upon which any or all outstanding awards shall terminate. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Company's Common Stock outstanding.

         (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable. The Committee shall have the right to accelerate the vesting of any award or take such other action with respect thereto as the Committee shall in its sole discretion determine in the event of any contemplated dissolution or liquidation of the Company.

         (d) No fraction of a share shall be purchasable or deliverable upon the exercise of any option or stock award, but in the event any adjustment hereunder of the number of shares covered by the option or award shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         13.      No Special Employment Rights.

         Nothing contained in the Plan or in any option or award granted under the Plan shall confer upon any option holder or award holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option or award holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

         14.      Withholding.

         The Company's obligation to deliver shares upon settlement of an award or upon the exercise of any option granted under the Plan, or to make any cash payment in connection with an award, shall be subject to the option or award holder's satisfaction of all applicable Federal, state and local governmental tax withholding requirements. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and local tax withholding requirements related to such payment. Whenever shares of Common Stock are to be delivered pursuant to an award or the exercise of an option under the Plan, the Company shall be entitled to require as a condition of delivery that the option or award holder remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and local governmental tax withholding requirements related thereto. With the approval of the Committee, which it shall have sole discretion to grant, and on such terms and conditions as the Committee may impose, the option or award holder may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. The Committee shall also have the right to require that shares be withheld from delivery to satisfy such condition.

         15.      Restrictions on Issue of Shares.

         (a) Notwithstanding the provisions of Sections 8 and 14 hereof, the Company may delay the issuance of shares covered by an award or by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                       (i) The shares with respect to which such option has been exercised or as to which an award has been made are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

                       (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

        (b) It is intended that all exercises of options and issuances of awards shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised or award granted, except as otherwise agreed to by the Company in writing.

        16.     Purchase for Investment; Rights of Holder on Subsequent
Registration.

        Unless the shares to be issued pursuant to an award or upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 (the "1933 Act"), as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option or award unless the person who receives such award or exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant thereto for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any such shares, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee or award recipient such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

         17. Loans.

         The Company may not make loans to optionees to permit them to exercise options.

         18. Modification of Outstanding Options or Awards.

         The Committee may authorize the amendment of any outstanding option or award with the consent of the optionee or award recipient when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

         19. Approval of Stockholders.

        The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting within twelve (12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval. The Committee may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

        20.     Termination and Amendment.

        Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 20, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 19 hereof, increase the maximum number of shares for which options or awards may be granted or change the designation of the class of persons eligible to receive options or awards under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the 1934 Act. The Committee may grant options or awards to persons subject to Section 16(b) of the 1934 Act after an amendment to the Plan by the Board of Directors requiring stockholder approval under this Section 20, but any such option or award shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval and no award shall be settled prior to such approval. The Committee may terminate, amend or modify any outstanding option or award without the consent of the option or award holder, provided, however, that, except as provided in Section 12 hereof, without the consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

        21.     Compliance with Rule 16b-3.

        It is intended that the provisions of the Plan and any option or award granted thereunder to a person subject to the reporting requirements of Section 16(a) of the 1934 Act shall comply in all respects with the terms and conditions of Rule 16b-3 under the 1934 Act, or any successor provisions. Any agreement granting options or awards shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the 1934 Act.

        22. Reservation of Stock.

        The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

        23. Limitation of Rights in the Option Shares.

        An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

        24. Notices.

        Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee or award holder, to the address as appearing on the records of the Company.

Originally approved by the Board of Directors: December 14, 1993

Amended by the Board of Directors: November 14, 1995 and February 25, 1996

Originally approved by the Stockholders: April 26, 1994

Amendment approved by the Stockholders:

49171-1